134 P-1 12/08

SUPPLEMENT DATED DECEMBER 19, 2008
TO THE PROSPECTUS DATED NOVEMBER 1, 2008 OF

FRANKLIN CAPITAL GROWTH FUND

The Board of Trustees recently approved a proposal to reorganize Franklin Capital Growth Fund (Capital Growth Fund), into Franklin Growth Fund (Growth Fund), a series of Franklin Custodian Funds, subject to shareholder approval. The primary investment goals of the Funds are identical. Each Fund has capital appreciation as its primary investment goal. In addition, the Capital Growth Fund has, as a secondary investment goal, the provision of current income return through the receipt of dividends or interest from its investments.

It is anticipated that in the first quarter of 2009 shareholders of the Capital Growth Fund will receive a Proxy and Proxy Statement/Prospectus requesting their votes on the reorganization. If approved by Capital Growth Fund shareholders, the reorganization is currently expected to be completed in May 2009.

Effective December 22, 2008, the Capital Growth Fund is closed to new investments, with limited exceptions. After December 22, 2008, additional purchases may be made by: (1) Employer Sponsored Retirement Plans with participant accounts invested in the Capital Growth Fund on December 22, 2008; and (2) existing shareholders. Employer Sponsored Retirement Plans invested in the Capital Growth Fund on December 22, 2008 may open new accounts in the Capital Growth Fund and invest on behalf of new participants in those retirement plans. The Capital Growth Fund will not accept any additional purchases within two weeks of the reorganization date. The Capital Growth Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference